UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Idaho General Mines, Inc.
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Idaho General Mines, Inc.
10 North Post Street, Suite 610
Spokane, Washington 99201

Notice of Annual Meeting of Shareholders
To be Held on December 13, 2006

Dear Shareholder:

We are pleased to invite you to attend our Annual Meeting of Shareholders of Idaho General Mines, Inc. (the “Company”), which will be held at 2:00 pm, local Spokane time on December 13, 2006, at the law offices of Preston Gates & Ellis LLP, 618 West Riverside Avenue, Suite 300, Spokane, Washington 99201. The meeting will be held to:

•	Elect nine members to the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;
•	Approve the Idaho General Mines, Inc. 2006 Equity Incentive Plan; and
•	Transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on the books of the Company at the close of business on November 1, 2006, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. We therefore urge you to complete, date and sign the accompanying proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise. Thank you for your timely response.

We look forward to seeing you at the Annual Meeting on December 13, 2006.

Sincerely,

/s/ Robert L. Russell
Robert L. Russell
President and Chairman

Idaho General Mines, Inc.
10 North Post Street, Suite 610
Spokane, Washington 99201

PROXY STATEMENT
Relating to
Annual Meeting of Shareholders
To be held on December 13, 2006

INTRODUCTION

This proxy statement is being furnished by the Board of Directors of Idaho General Mines, Inc. (the “Company”) to holders of shares of the Company’s $0.001 par value common stock in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on December 13, 2006 at 2:00 pm, local Spokane time, at the law offices of Preston Gates & Ellis LLP, 618 West Riverside Avenue, Suite 300, Spokane, Washington 99201, and any postponements or adjournments thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card are first being mailed to the shareholders on or about November 8, 2006.

A proxy card is enclosed for your use. You are requested on behalf of the Board of Directors to sign, date, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States. Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Annual Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at any time by either (i) providing a later-dated proxy to the Company prior to the Annual Meeting or presenting it at the Annual Meeting, (ii) providing a written revocation that is received by the Secretary of the Company prior to the Annual Meeting, or (iii) attending at the Annual Meeting and voting in person.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the following matters:

•	election of nine directors to the Company’s Board of Directors, each to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;
•	to approve the Company’s 2006 Equity Incentive Plan; and
•	to transact such other business as may properly come before the meeting or any adjournment thereof.

As your vote is important, it is requested that you complete and sign the enclosed proxy card and mail it promptly in the postage paid return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy.

VOTING AT ANNUAL MEETING

Record Date; Quorum. The Board of Directors of the Company has fixed the close of business on November 1, 2006 as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 41,481,102 issued and outstanding shares of common stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. Proxies that are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting, and will be counted for purposes of a quorum.

Solicitation of Proxies. The accompanying proxy is solicited on behalf of the Board of Directors of the Company and the entire cost of solicitation will be borne by the Company. Following the original mailing of the proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend to, solicit proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies. In such cases the Company will reimburse such holders for their reasonable expenses. The Company may utilize the services of a proxy solicitation firm.

Revocation of Proxy. Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by:

•	providing written notice to that effect to the Secretary of the Company at any time before the authority thereby granted is exercised;
•	providing a duly executed proxy bearing a later date at the Annual Meeting or to the Company prior to the Annual Meeting; or
•	attending the Annual Meeting and voting in person.

How Proxies will be Voted. Assuming a quorum is present, proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy. All shares represented by valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Annual Meeting.

Required Votes. With respect to the election of directors, the nine candidates receiving the highest number of votes will be elected. With respect to the approval of the Company’s 2006 Equity Incentive Plan, the affirmative vote of a majority of the votes cast is required.

Effect of Abstentions and Broker Non-Votes. Abstentions occur when shareholders abstain from voting for the nominees for director or abstain from voting on other proposals. Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, such as the election of directors, but not on non-routine matters. The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the Company’s 2006 Equity Incentive Plan will have the no effect on a vote for such proposal.

Voting Power. Shareholders of the common stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s directors are to be elected at each annual meeting of shareholders. At this Annual Meeting, nine directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Annual Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

The nine nominees receiving the highest number of votes cast at the Annual Meeting will be elected as the Company’s directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

THE BOARD RECOMMENDS A VOTE “FOR” THE NINE NOMINEES

DIRECTORS AND EXECUTIVE OFFICERS

The following table provides the names, positions, ages and principal occupations of our directors, each of whom is a nominee for director at the Annual Meeting, and our executive officers:

Name and Position with Our Company	Age	Director/Officer Since	Principal Occupation

Robert L. Russell Director, President and Chief Executive Officer (Nominee)	72	Director January 1967 to present; President and Chief Executive Officer, April 1984 to present	President and Chief Executive Officer of our company

John B. Benjamin (1)(2) Director (Nominee)	76	Director since February 1974	Retired mining professional

Gene W. Pierson (2) Director (Nominee)	68	Director since March 2002	Mining consultant

Norman A. Radford (1)(2)(3) Director (Nominee)	73	Director since 2002	Manager of Silver Capital Arts, a retail jewelry and gem store

R. David Russell Director (Nominee)	49	Director since 2002	President and Chief Executive Officer of Apollo Gold Corporation, a TSX/AMEX listed gold mining company

Richard F. Nanna (2)(3) Director (Nominee)	56	Director since November 2003	Vice President Exploration for Apollo Gold Corporation, a TSX/AMEX listed gold mining company

R. Llee Chapman (1)(3) Director (Nominee)	49	Director since August 2004	Principal of R. Llee Chapman Consulting and an employee of Ascendant Copper Corporation

Roy A Pickren, Jr. Director (Nominee)	70	Director since August 2006	President and Chief Executive Officer of Crescent Technology Inc.

Ricardo M. Campoy Director (Nominee)	56	Director since August 2006	International natural resources banker

Robert L. Dumont Executive Vice President— Business Strategies and Development	50	Officer since January 2005	Executive Vice President—Business Strategies and Development of our company

Henry A. Miller Chief Financial Officer, Executive Vice-President Finance and Senior Counsel	55	Officer since April 2006	Chief Financial Officer, Executive Vice-President Finance and Senior Counsel of our company

Michael K. Branstetter Secretary, Treasurer and Legal Counsel	53	Officer since November 1992	Attorney with the firm of Hull & Branstetter Chartered

(1)  Member of Audit and Finance Committee.
(2)  Member of Nominating Committee.
(3)  Member of Compensation Committee.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

The term of office of the directors is for one year and until their successors are elected.  Officers are appointed annually by the Board of Directors and serve at the pleasure of the Board.

Robert L. Russell, a professional engineer, has been a director of our company since 1967 and our President and Treasurer from 1979 to 1980 and our President and Chief Executive Officer since 1984. Mr. Russell held positions with Exxon Minerals from 1976 to 1984 and Freeport-McMoRan Copper & Gold,

Inc. where he served as Vice President of Mining from 1988 to 1995.  Mr. Russell was Executive Vice President and General Manager of Freeport’s Indonesian operations, responsible for the overall operations, including 8,000 employees, and the construction of $1.5 billion of capital facilities. From 1995 to 1998, Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division.  In that position, Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Mr. Russell is a director of Mines Management, Inc.

John B. Benjamin has been a director of our company since 1974.  Mr. Benjamin has been retired since 1989.  Prior to that time, Mr. Benjamin was employed from 1987 to 1989 by Dames & Moore, a Denver, Colorado based engineering company as a field sampling and air/water monitoring coordinator assistant for The Bunker Hill Superfund Remedial Investigation and Feasibility Study.  Before joining Dames & Moore, Mr. Benjamin was employed by the Bunker Hill Company for approximately 27 years.

Gene W. Pierson, a mining engineer, has been a director of our company since 2002. Mr. Pierson graduated from the University of Texas, El Paso, with a Bachelor of Science degree in mining engineering, geology option, June 1962.  Since 1999, Mr. Pierson has been a self-employed consultant for mining companies in mineral economics and management.  From 1981 to 1999, Mr. Pierson was employed by Hecla Mining Company as a senior analyst performing research and analytical work with management, engineering, metallurgical, geology, accounting and financial staff.  Mr. Pierson is a member of the Society of Mining Engineers and the Mineral Economics & Management Society.

Norman A. Radford, a mining engineer, has been a director of our company since 2002.  Mr. Radford graduated from the University of Idaho with a Bachelor of Science degree.  From 1982 to 1985, Mr. Radford was employed by Coeur d’Alene Mines Corporation as a consulting geologist providing full time consulting services to the chairman of the board.  From 1965 to 1982, Mr. Radford was employed by The Bunker Hill Company as a senior mine geologist.  Mr. Radford is a registered professional geologist and a member of the American Institute of Mining Engineers.  Mr. Radford has been semi-retired since 1985 and has run a jewelry store since that year.

R. David Russell has been the President & CEO/director of the Canadian gold company Apollo Gold Corporation (“Apollo Gold”) since 2002, which is listed on the TSX and on AMEX and has been a director of our company since 2002.  In 1999, Mr. Russell founded Nevoro Gold Corporation which was subsequently merged with Apollo Gold.  From 1994 to 1999, Mr. Russell was Vice President and Chief Operating Officer for Getchell Gold Corporation (“Getchell”), a Nevada gold producer.  Mr. Russell oversaw the Getchell open pit as well as the development of two underground mechanized gold mines and a complex pressure oxidation mill for gold ore processing.  Prior to Getchell, Mr. Russell was General Manager, US operations, for LAC Minerals Ltd. and after their acquisition, Barrick Gold Corporation (collectively, “LAC/Barrick”).  His responsibilities included operations at various mines in the western US including the Bullfrog mine in Nevada, the Richmond Hill Mine located near Lead, South Dakota, the Ortiz Project near Santa Fe, New Mexico, and the Coliseum reclamation project in California.  Prior to LAC/Barrick, Mr. Russell was manager of underground mining for the Independence Mining Company Inc. in Nevada, project manager for Hecla Mining Company in Idaho, manager of the Lincoln Project in California for our company/Meridian Gold Inc. / US energy and mine manager for ASARCO LLC in Idaho and Colorado.  Mr. Russell is a BS Mining Engineering graduate from Montana Tech.  Mr. Russell is the son of our President and Chief Executive Officer, Robert L Russell.

Richard F. Nanna is Vice President Exploration for Apollo Gold and has been a director of our company since 2003.  Mr. Nanna is responsible for managing all aspects of exploration and geology for the two major operating gold mines of Apollo Gold as well as all exploration for new properties.  Mr. Nanna was Vice President of Exploration in Nevada for Getchell from 1994 to 1999, where he was responsible for discovering over 18 million ounces of gold.  This property is being further developed by Placer Dome

Inc.  Mr. Nanna attended the University of Akron, Ohio from 1972 to 1978, where he received bachelor and masters of science degrees in geology.  Mr. Nanna has been an instructor in undergraduate geological studies at that institution.  Mr. Nanna is experienced in working with investment bankers and has experience in the areas of acquisition, valuation, and sales of mineral properties for the various companies for which he has worked.

R. Llee Chapman is a seasoned financial executive with 24 years of experience with some of the world’s largest natural resource and engineering companies and has been a director of our company since 2004.  Mr. Chapman served as Vice President and Chief Financial Officer for Apollo Gold from 2002 until March 2005.  Mr. Chapman is a certified public accountant licensed in two states, a former Elko County Commissioner and Chairman, and current President of the Northwest Mining Association.  Mr. Chapman has been an independent mining consultant since March 2005 and is currently employed by Ascendant Copper Corporation.

Roy A. Pickren, Jr. has been a director of our Company since August 2006. Mr. Pickren has served since 1993 as the President and Chief Executive Officer of Crescent Technology Inc., a company that provides experienced professionals in international environmental, safety, engineering, and analytical laboratory services.  From 1959 to 1993, Mr. Pickren worked for Freeport-McMoRan Inc. and its affiliates in various positions, including Vice President and Senior Technical Deputy, Office of the Chairman; Senior Vice President; Industrial Manager; and Chemical Engineer.

Ricardo M. Campoy has been a director of our Company since August 2006. Mr. Campoy has worked as an international natural resources banker for twenty-six years, having served in executive finance positions at various firms, including as Head of Mining & Metals of WestLB AG and as Member/Senior Advisor of McFarland Dewey & Co., LLC.  Prior to Mr. Campoy’s work in finance, he was employed as a mining engineer. Mr. Campoy is currently in private practice as a financial and corporate advisor to the natural resources industry.

Robert L. Dumont is our Executive Vice President—Business Strategies and Development. From January 2005 until April 2006, he served as our Vice President of Business Development and acting Chief Financial Officer.  Prior to joining our company, Mr. Dumont was the managing partner of Atmos Management Group which specializes in strategic and financial business management.  Mr. Dumont’s primary function was the strategic financial management of select companies for controlling stakeholders. From 1996 to 1998, Mr. Dumont was the managing partner of Dumont Partners, a private investment partnership, based in Greenwich, Connecticut.  From 1992 to 1996, Mr. Dumont was an equity portfolio manager for Morgens, Waterfall, Vintiadis & Company, Inc., a private investment partnership, based in New York, New York.  From 1988 to 1992, Mr. Dumont was head of strategic investments for Whitehead Associates, a private investment group focused on public and private investments, based in Greenwich, Connecticut.  Prior to Whitehead Associates, Mr. Dumont was employed as senior equity portfolio manager for The Selzer Group, New York, New York, a merchant banking firm.  Prior to The Selzer Group, Mr. Dumont was a mineral economics analyst for Chase Manhattan Bank, N.A., New York, New York.  Mr. Dumont holds a bachelor of science degree in mining engineering from the University of Idaho and has completed post graduate studies in Accounting, Finance, and Economics.

Henry A. Miller is our Chief Financial Officer, Executive Vice-President Finance and Senior Counsel.  From 1999 to 2006, Mr. Miller was associated with Enhanced Capital Partners, LLC, a national investment firm specializing in state-specific investments in small and emerging companies with its private investment funds in Alabama, Colorado, Louisiana, New York, Texas, and Washington, D.C. Mr. Miller, a cofounder and principal, currently serves on the Board of Directors of Enhanced Capital Partners, LLC and served as the Chief Financial Officer. In addition, Mr. Miller managed three Louisiana investment funds. Since July 2003, Mr. Miller has been of counsel to the law firm of Middleberg, Riddle

& Gianna. From 1985 through 2003, Mr. Miller was associated with Freeport-McMoRan natural resource companies serving in various management capacities including Vice President and General Counsel of Freeport-McMoRan Copper & Gold Inc., and Vice President, Taxes for Freeport-McMoRan Copper & Gold Inc., McMoRan Oil & Gas Company and Freeport-McMoRan Inc. Mr. Miller holds an AB degree from the University of North Carolina, Chapel Hill, and received a J.D. from Emory University and an LL.M. (Tax) from New York University.

Michael K. Branstetter is our Secretary and Treasurer, and acts as our corporate counsel.  Mr. Branstetter is the principal of Hull & Branstetter Chartered, a law firm in Idaho.

The Board of Directors, Board Committees and Director Independence

During the year ended December 31, 2005, there were five meetings of the Board of Directors. Each of the incumbent directors who were on the Board of Directors during 2005 attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he served. Although the Company does not have a policy requiring members of the Board of Directors to attend the Company’s annual meeting of shareholders, all of our then-sitting directors attended our annual meeting of shareholders held on December 29, 2005.

Our Board of Directors has three standing committees: Audit and Finance Committee, Compensation Committee, and Nominating Committee. Each committee is described more fully below.

Shareholders may communicate with the Board of Directors by sending an email or a letter to Idaho General Mines, Inc. Board of Directors, c/o Corporate Secretary, 10 N. Post Street, Suite 610, Spokane, WA 99201, info@idahogeneralmines.com. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the applicable Board of Directors Committee or to any individual director or directors to whom the communication is directed.

Audit and Finance Committee. Our Audit and Finance Committee members are: R. Llee Chapman, Chairman, Norman A. Radford and John Benjamin, all being independent directors in accordance with the listing standards of the American Stock Exchange (“AMEX”). The Audit and Finance Committee held three meetings in 2005. The Audit and Finance Committee recommends a firm of independent certified public accountants to audit the annual financial statements; discusses and approves in advance the scope of the audit with the auditors; reviews with the independent auditors their independence, the financial statements, and their audit report; reviews management’s administration of the system of internal accounting controls; and reviews our procedures relating to business ethics.  Our Board of Directors has approved a written Audit and Finance Committee charter, a copy of which is attached to this proxy statement as Appendix A.  Mr. Chapman is deemed the committee’s financial expert.

Compensation Committee. Our Compensation Committee is composed of R. Llee Chapman, Chairman, Richard F. Nanna and Norman A. Radford. The Compensation Committee held three meetings in 2005. The primary purposes of the Compensation Committee are:  (i) to assist the Board in discharging its responsibilities in respect of compensation of our executive officers, including setting salary and annual bonus levels for our senior executive officers as well as overseeing the senior staff bonus plans, subject to the approval of the Board; (ii) to produce an annual report for inclusion in our proxy statement on executive compensation; (iii) to provide recommendations to the Board in connection with directors’ compensation; and (iv) to provide recommendations to the Board in connection with succession planning for our senior management.

Nominating Committee. Our Nominating Committee members are: John B. Benjamin, Richard F. Nanna, Gene W. Pierson, and Norman A. Radford. The Nominating Committee held two meetings in 2005. The responsibilities of the Nominating Committee include (i) developing policies on the size and composition of the Board for election or re-election and reviewing and developing the Board’s criteria for selecting new directors, including standards for director independence and competence; (ii) reviewing possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iii) conducting a performance evaluation of the individual directors and of the Board as a whole on an annual basis; (iv) annually recommending a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of our shareholders; (v) making recommendations to the Board relating to the composition of Board committees; (vi) advising the Board on committee member qualifications, committee member appointments and removals, committee structure and operations (including authority to delegate to subcommittees), and committee reporting to the Board; and (vii) maintaining an orientation program for new directors and a continuing education program for all directors.

The Nominating Committee is governed by the Nominating Committee Charter, which is appended to this proxy statement as Appendix B and is available in print to any shareholder who requests it. The functions of the Nominating Committee are described in the Nominating Committee Charter and include, among other things, identifying individuals qualified to become members of the Board and selecting or recommending to the Board the nominees to stand for election as directors.

Our shareholders may recommend director nominees, and the Nominating Committee will consider nominees recommended by shareholders. To date, we have not received any recommendations from our shareholders requesting that the Board or any of its committees consider a nominee for inclusion among the Board’s slate of nominees in this proxy statement. A shareholder wishing to submit a director nominee recommendation should comply with the provisions of our bylaws and the provisions set forth in this proxy statement under the heading “Shareholder Proposals and Recommendations for Director Nominees for the 2007 Annual Meeting.” We anticipate that nominees recommended by shareholders will be evaluated in the same manner as nominees recommended by anyone else, although the Nominating Committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The Nominating Committee will consider all relevant qualifications as well as the needs of the company in terms of compliance with SEC rules.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Nominating Committee and the Board takes into account the following criteria, among others, in considering directors and candidates for the Board:

• judgment, experience, skills and personal character of the candidate; and
• the needs of the Board.

The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Independent Directors. Of the nine persons who make up our Board of Directors, the Board has determined that Messrs. Benjamin, Pierson, Radford, Nanna, Chapman, Pickren, and Campoy are independent directors under the listing standards of AMEX.

AUDIT COMMITTEE REPORT

The members of the Audit and Finance Committee have been appointed by the Board of Directors. The Audit and Finance Committee is governed by a charter that has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Audit and Finance Committee. The Audit and Finance Committee is comprised of three independent directors.

The Board of Directors has charged the Audit and Finance Committee with a number of responsibilities, including review of the adequacy of the Corporation’s financial reporting, accounting systems, and internal controls. The Corporation’s independent auditors report directly and are ultimately accountable to the Audit and Finance Committee.

Management is responsible for the preparation and integrity of the Company’s financial statements. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee has independently met and held discussions with management and the independent registered public accounting firm.

In the discharge of its responsibilities, the Audit and Finance Committee has reviewed and discussed with management and the independent auditors the Corporation’s audited financial statements for fiscal year 2005. In addition, the Committee has discussed with the independent auditors matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of the Corporation’s financial reporting, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

The Audit and Finance Committee has received from the independent auditors written disclosures and a letter concerning the independent auditors’ independence from the Corporation, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit and Finance Committee also received from the independent auditors a letter indicating there were no material issues raised by the independent auditors’ most recent internal quality control review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years. These disclosures have been reviewed by the Committee and discussed with the independent auditors.

Based on these reviews and discussions, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in the Corporation’s 2005 Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

October 24, 2006	AUDIT AND FINANCE COMMITTEE
R. Llee Chapman
Norman A. Radford
John B. Benjamin

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, there have been no transactions or series of transactions, or proposed transactions during the last two years to which the Company is a party in which any director, executive officer or beneficial owner of five percent or more of the Company’s common stock had an interest.

During 2005, we paid approximately $21,000 to Mantis Corp. for consulting services.  Mantis Corp is owned by Andy Russell, son of Robert L. Russell.  In addition, we paid approximately $10,000 to Surradial Corporation for website design and related matters.

Surradial is owned by Robert L. Russell’s son, Chuck Russell.  Robert L Russell is our President and Chief Executive Officer, as well as director.
We paid professional service fees of $41,182 and $16,386 during the years ended December 31, 2005 and 2004, respectively, for legal and other fees to Michael Branstetter, our legal counsel and also our Secretary and Treasurer.

During the year ended December 31, 2005, we paid $6,000 to Mary K. Russell as compensation for services as Assistant Secretary and Assistant Treasurer, and during the year ended December 31, 2004, Mary K. Russell was paid no cash compensation but was granted options to purchase 150,000 shares. Mary K. Russell is the wife of Robert L. Russell.

We paid consultant fees of $49,060 during the year ended December 31, 2004 to Matthew F. Russell, the son of Robert L. Russell, for services provided to the Company.  These services included start up business work to obtain OTC Bulletin Board listing for our Common Stock.  Matthew F. Russell subsequently became a Vice President of our Company, but is no longer associated with the Company. During the years ended December 31, 2005 and 2004, we paid salary and other cash compensation in the amount of $74,763 and $37,214, respectively, to Matthew F. Russell and during such periods he received options to purchase 300,000 shares and 625,000 shares, respectively.

During 2004 and 2005, R. David Russell, the son of Robert L. Russell, served on our Board of Directors and received cash compensation and stock options for such service as described below in “Compensation of Directors.”

EXECUTIVE COMPENSATION

The following table discloses compensation paid to or awarded to our Chief Executive Officer (the “Named Executive Officer”) for the three most recently completed fiscal years ended December 31, 2003, 2004 and 2005 for services rendered to us.  As of the end of our most recently completed fiscal year ended December 31, 2005, we had no other officers that earned total annual salary and bonus in excess of $100,000.

Summary Compensation Table

Name and Principal Position		Annual Compensation			Long Term Compensation
	Year Ended Dec. 31,	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Awards		Payouts
					Securities Under Options/ SARs Granted (#)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)	All other Compensation ($)
Robert L. Russell President and Chief Executive Officer(1)	2005	$60,000	—	—	—	—	—	—
	2004	30,000	—	—	750,000	—	—	—
	2003	—	—	—	—	—	—	—
1)  Mr. Russell’s annual salary was raised to $180,000 as of January 1, 2006, as a result of meeting corporate funding goals as set forth in his employment agreement. His annual salary was subsequently raised to $225,000 on March 14, 2006.

Long-Term Incentive Plan Awards during the Most Recently Completed Financial Year

We did not have any long-term incentive plans during the most recently completed financial year, other than our stock option plan.

Option Grants during the Most Recently Completed Financial Year

There were no stock options granted to the Named Executive Officer during fiscal year ended December 31, 2005.

Aggregated Option Exercises in Last Financial Year and Financial Year-End Option/SAR Values

Name	Securities acquired on exercise (#)	Aggregate value realized ($)	Unexercised options at December 31, 2005 (#)		Value of unexercised in-the- money options at December 31, 2005 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert L. Russell	441,944	630,000	170,000	250,000	195,000	287,500

Employment Contracts

We entered into an employment agreement with Mr. Robert L. Russell on March 31, 2005 pursuant to which Mr. Russell serves as our President and Chief Executive Officer.  The employment agreement is for a three year term.  Under the agreement, we agreed to pay Mr. Russell a base salary of $180,000 per annum, reviewable annually, and a performance bonus based on certain performance criteria.  The base salary became effective on January 1, 2006 as a result of meeting certain corporate funding goals.  In addition, Mr. Russell is entitled to participate in our Stock Option Plan and group insurance benefits.  Mr. Russell is also entitled to 20 days paid vacation per year, as well as traveling and other expenses.  Mr. Russell may terminate his employment upon two months’ written notice.  We may terminate the employment agreement without notice or payment in lieu thereof for cause at any time.  Additionally, we may terminate Mr. Russell’s employment without cause upon majority vote of our Board of Directors and upon payment to Mr. Russell of an amount equal to 36 months’ salary plus an amount equal to 100% of the greater of any target bonus or bonus actually earned for each year in the 24-month period and any other compensation Mr. Russell is entitled to receive.  In the case of termination without cause, Mr. Russell will also be entitled to receive health insurance benefits for 24 months following the date of termination, and all outstanding options held by Mr. Russell will vest upon termination.  Termination of employment upon a change of control, as defined in the employment agreement, is deemed to be a termination without cause.  Upon the occurrence of a change of control Mr. Russell is entitled to receive additional equity in our company equal to the equity he holds prior to the change of control (including any options or warrants held by Mr. Russell).

On March 31, 2005, we entered into written employment agreements with Robert L. Dumont, our then Executive Vice President—Business Strategies and Development and acting Chief Financial Officer.  On April 21, 2006 we entered into an employment agreement with Henry A. Miller pursuant to which Mr. Miller serves as our Chief Financial Officer, Executive Vice-President Finance and Senior Counsel. Each of these employment contracts runs for a term of three years. In connection with the hiring of Mr. Miller, effective April 21, 2006, Mr. Dumont no longer served as our acting Chief Financial Officer, but instead serves as our Executive Vice President—Business Strategies and Investor Relations.

Compensation of Directors

For service during 2005, all directors receive $1,500 cash compensation per quarter and directors who act as committee chairs receive an additional $250 cash compensation per quarter.  Prior to 2005, the directors received non-qualified stock options and a share grant of 5,000 shares per Board meeting attended in person or by phone.  From the end of 2004 until April 5, 2006, we did not issue any stock options or shares to any of our directors. On April 5, 2006, each director received an award of 50,000 non-qualified stock options. Mr. Robert L. Russell is our only director who is also an employee. In

October 2006, the Board approved an increase in the cash compensation for Directors who act as committee chairs (excepting certain operational committees) to $2,500 per quarter.

Options to Purchase our Securities

The table below sets forth certain information with respect to our equity compensation plans as of December 31, 2005:

	Number of securities to be issued upon exercise of outstanding options	Weighted average excise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans not approved by security holders	-	$ -
Equity compensation plans approved by security holders:
2003 Stock Option Plan	1,840,000	0.47	205,000
Other equity compensation	2,200,000	0.41	n/a
Total	4,040,000	$ 0.43	205,000

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information as November 3, 2006 regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock;
•	each of our named executive officers and directors; and
•	all of our executive officers and directors as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 41,481,102 shares of common stock outstanding as of November 3, 2006.

For the purposes of the information provided below, beneficial ownership is determined in accordance with the rules of the SEC, and for each person includes shares that person has the right to acquire within 60 days following November 3, 2006 subject to options, warrants or similar instruments. Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name(1)	Number of Shares	Percent of Voting Stock
Robert L. Russell (2)	2,776,287	6.6%
John B. Benjamin (3)	328,000	*
Gene W. Pierson (4)	286,000	*
Norman A. Radford (5)	278,975	*
R. David Russell (6)	1,230,070	3.0%

R. David Russell (6)	1,230,070	3.0%
Richard F. Nanna (7)	518,003	1.2%
R. Llee Chapman (8)	424,000	1.0%
Roy A Pickren, Jr. (9)	40,000	*
Ricardo M. Campoy (10)	47,500	*
CCM Master Qualified Fund, Ltd Coghill Capital Management, LLC Clint D. Coghill (11)	12,518,300	27.4%

Directors and executive officers as a group (11 persons) (12)	7,207,585	16.3%

* Less than 1%.
(1)	The address for our directors and officers is 10 North Post Street, Suite 610, Spokane, WA 99201.
(2)
Includes: (a) 670,000 shares issuable upon the exercise of vested options and (b) 479,343 shares indirectly held by Robert Russell. This does not include any shares issuable upon a Change of Control pursuant to Robert Russell’s employment agreement.

(3)	Includes 220,000 shares issuable upon the exercise of vested options and 15,000 shares issuable upon the exercise of a warrant.
(4)	Includes 220,000 shares issuable upon the exercise of vested options.
(5)	Includes 210,000 shares issuable upon the exercise of vested options.
(6)	Includes 270,000 shares issuable upon the exercise of vested options.
(7)	Includes 220,000 shares issuable upon the exercise of vested options.
(8)	Includes 270,000 shares issuable upon the exercise of vested options.
(9)	Includes 40,000 shares issuable upon the exercise of vested options.
(10)	Includes 40,000 shares issuable upon the exercise of vested options and 2,500 shares held indirectly by Mr. Campoy’s son.
(11)
Based on a Schedule 13D filed with the SEC on October 31, 2006.  Includes 4,250,000 shares issuable upon the exercise of warrants.  The address for these persons is 1 N. Wacker Dr. Ste. 4350, Chicago, IL 60606.  Such persons disclaim beneficial ownership of the securities except to the extent of their pecuniary interest therein.

(12)	Includes 2,360,000 shares issuable upon the exercise of vested options and 400,000 shares issuable upon the exercise of warrants.

Independent Accountant

Williams & Webster, P.S. (“Williams & Webster”) was selected by our Board as the Company’s independent accountant for the fiscal year ending December 31, 2006. Representatives of Williams & Webster will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004 were $20,962.25 and $20,403.75, respectively.

Audit-Related Fees

There were no fees billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements except as set forth in the preceding paragraph.

Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no fees from the principal accountant during the last two fiscal years for products and services other than as set forth above.

Policy on Audit and Finance Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Finance Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit and Finance Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit and Finance Committee is requested. The Audit and Finance Committee reviews these requests and advises management if the Audit and Finance Committee approves the engagement of the independent auditors for specific projects. On a periodic basis, management reports to the Audit and Finance Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit and Finance Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit and Finance Committee members, provided that any such pre-approvals are reported on at a subsequent Audit and Finance Committee meeting. All of the audit-related fees, tax fees and all other fees paid to Williams & Webster by the Company for the fiscal years 2004 and 2005 were approved by the Audit and Finance Committee.

PROPOSAL 2: APPROVAL OF THE IDAHO GENERAL MINES, INC.
2006 EQUITY INCENTIVE PLAN

Background. Our Board of Directors adopted the 2006 Equity Incentive Plan (the “2006 Plan”) on October 24, 2006. Unless sooner terminated by the Board of Directors, the 2006 Plan will terminate on the day before the tenth anniversary of the date that the plan was approved by our shareholders. The 2006 Plan is attached to this proxy statement as Appendix C.

Eligibility and Types of Awards. The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants. Each award is subject to an agreement between the Company and the recipient of the grant reflecting the terms and conditions of the award. As of October 24, 2006, approximately nine employees of the Company and approximately nine directors are eligible to receive awards. Certain consultants to the Company are also eligible to receive awards under the 2006 Plan.

Share Reserve. The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2006 Plan will not exceed three million five hundred thousand (3,500,000) plus the number of shares that are ungranted and those that are subject to reversion under the Idaho General Mines, Inc. 2003 Stock Plan (the “2003 Plan”). Shares under the 2003 Plan that become eligible for awards under the 2006 Plan may not be granted again under the 2003 Plan.

The following types of awards issued under the 2006 Plan may again become available for the grant of new awards under the 2006 Plan: option, stock appreciation right, restricted stock grant or restricted stock unit grant issued under the 2006 Plan that is forfeited or repurchased by us prior to it becoming fully vested; shares withheld for taxes; shares tendered to us to pay the exercise price of an option; and shares subject to awards issued under the 2006 Plan that have expired or otherwise terminated without having been exercised in full.

Administration. The Board of Directors has delegated authority to administer the 2006 Plan to the Compensation Committee. Subject to the terms of the 2006 Plan, the plan administrator, which is the Compensation Committee, determines recipients, grant dates, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price for restricted stock and restricted stock units, and, if applicable, the strike price for stock appreciation rights.

New Plan Benefits. As of the date of this proxy statement, no awards have been made under the 2006 Plan. The amount of awards to be made under the 2006 Plan is not presently determinable.

Stock Options. Nonqualified stock options and incentive stock options are granted pursuant to stock option agreements. The plan administrator determines the exercise price for stock options. Subject to the limitations set forth below regarding persons owning more than ten percent of our stock or of any of our affiliates ("ten percent shareholders"), the exercise price for nonqualified stock options and incentive stock options will be at least 100% of the fair market value of the shares of common stock underlying the option on the date such option is granted. Incentive stock options will not be exercisable after the expiration of ten years from the date of grant. For ten percent shareholders, the exercise price for incentive stock options will be at least 110% of the fair market value of the shares of common stock underlying an incentive stock option on the date such incentive stock option is granted and such incentive stock option will not be exercisable after the expiration of five years from the date of grant. The plan administrator determines the vesting period and term of stock options granted under the 2006 Plan.

Unless the terms of an optionee's stock option agreement provide otherwise, if an optionee's service relationship with us, or any of our affiliates, ceases due to disability or death or the optionee dies within a specified period after termination of service, the optionee, or his or her beneficiary, may exercise any vested options for a period of 12 months in the event of disability or 18 months in the event of death, after the date such service relationship ends or after death, as applicable. If an optionee's relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may exercise any vested options for a period of three months from cessation of service, unless the terms of the stock option agreement provide for earlier or later termination. In no event, however, may an option be exercised after the expiration of its term, as set forth in the stock option agreement.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will either be cash, common stock owned by the optionee that has been held by the optionee for at least six months, a deferred payment arrangement, a cashless exercise or other legal consideration approved by the plan administrator. The plan administrator may grant stock options with provisions entitling the optionee to a further option, referred to as a re-load option, in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of our common stock.

Generally, an optionee may not transfer a nonqualified stock option other than by will or the laws of descent and distribution unless the nonqualified stock option agreement provides otherwise. Optionees may not transfer incentive stock options except by will or by the laws of descent and distribution and incentive stock options are exercisable during the lifetime of the optionee only by the optionee. Optionees may designate a beneficiary who may exercise the option following the optionee's death.

Restricted Stock and Restricted Stock Units. A restricted stock award or restricted stock unit award is the grant of shares of our common stock either currently (in the case of restricted stock) or at a future date (in the case of restricted stock units) at a price determined by the plan administrator. Restricted stock and restricted stock units are granted pursuant to stock award agreements. Upon termination of a recipient's service with us, shares of restricted stock that are unvested as of the date of such termination may be reacquired by us subject to the terms of the restricted stock award agreement. Restricted stock awards may be subject to a repurchase right in accordance with a vesting schedule determined by the Board of Directors. Restricted stock and restricted stock units may be transferable only to the extent provided in a stock award agreement.

Stock Appreciation Rights. Stock appreciation rights entitle a participant to receive a payment equal in value to the difference between the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. Stock appreciation rights are granted pursuant to stock award agreements. The plan administrator may grant stock appreciation rights in connection with stock options or in a stand-alone grant. The plan administrator determines the term and grant price for a stock appreciation right. A stock appreciation right granted under the 2006 Plan vests at the rate specified in the stock award agreement. With respect to stock appreciation rights that are granted in connection with stock options, such stock appreciation rights shall be exercisable only to the extent that the related stock option is exercisable and such stock appreciation rights shall expire no later than the date on which the related stock options expire. If a recipient's relationship with us, or any of our affiliates, ceases for any reason, any unvested stock appreciation rights will be forfeited and any vested stock appreciation rights will be automatically redeemed.

Capitalization Adjustments. In the event of a dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reorganization, merger, consolidation, exchange of our common stock or our other securities, or other change in our corporate structure, the plan administrator will appropriately adjust the number of shares that may be delivered under the 2006 Plan and the number and price of the shares covered by each outstanding stock award.

Changes in Control. In the event of a change in control (as defined in the 2006 Plan), all outstanding options and other awards under the 2006 Plan may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such awards, the vesting of such awards held by award holders whose service with us or any of our affiliates has not terminated will be accelerated and such awards will be fully vested and exercisable immediately prior to the consummation of such transaction, and the stock awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

Amendment and Termination. The plan administrator may amend (subject to shareholder approval as required by applicable law), suspend or terminate the 2006 Plan at any time.

Federal Income Tax Consequences.

The federal income tax consequences of awards under the 2006 Plan to the Company and the Company’s employees, officers, directors, and consultants are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2006 Plan.

Under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), enacted as part of the American Jobs Creation Act of 2004, recipients of certain equity compensation awards (including certain types of stock appreciation rights and restricted stock units) may be subject to a burdensome taxation regime. If Section 409A of the Code were to apply to awards under the 2006 Plan, the affected participants may be required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the discussion below and to pay substantial penalties. The Company does not intend to issue any awards that would be subject to Section 409A of the Code until the new rules have been revised or clarified. Furthermore, the Board and the Committee generally have the authority to amend the 2006 Plan as they deem necessary to comply with applicable laws, including Section 409A of the Code. Therefore, the following discussion does not specifically address the potential impact of Section 409A of the Code on the various awards.

Stock Options.

 Options granted under the 2006 Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a nonqualified stock option.

Incentive Stock Options.

If an option granted under the 2006 Plan qualifies as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be entitled to a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date the option was granted or within one year after the transfer of the shares to him or her, any gain realized upon ultimate disposition of the shares will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.

The 2006 Plan alternatively allows for the exercise of an incentive stock option using shares previously acquired upon the exercise of stock options or through open-market purchases. Using shares acquired by exercising an incentive stock option to pay the option price of another option (whether or not it is an incentive stock option) will be considered a disposition of the shares for federal tax purposes. However, except as described below, an optionee will recognize no income upon such stock-for-stock exercise. To the extent an optionee acquires an equivalent number of shares, the optionee’s basis in the shares the optionee acquires upon exercise will be equal to the optionee’s basis in the surrendered shares increased by any income the optionee recognized on the deemed sale. The optionee’s basis in any additional shares acquired upon such exercise will be zero, and a disqualifying disposition of the acquired shares within the one- or two-year holding period described above will apply first as a disqualifying disposition of the shares with the lowest basis. Furthermore, if an optionee exercises an incentive stock option by tendering already owned shares that the optionee acquired by exercise of another incentive stock option and for which the incentive stock option holding period described above has not been satisfied at the time of exercise, the IRS will treat the transaction as a disqualifying disposition of those previously-acquired shares. The optionee will recognize compensation income and will be subject to other basis allocation and holding period requirements if the optionee makes a disqualifying disposition.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, the Company will not be entitled to a federal income tax deduction upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of the stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonqualified Stock Options.

Nonqualified stock options granted under the 2006 Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determining gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.

The 2006 Plan also allows for the exercise of a nonqualified stock option using shares previously acquired upon the exercise of stock options or through open-market purchases. Upon such exchange, an optionee will not recognize any taxable income with respect to shares of common stock received upon the exercise of nonqualified stock options that are equal in number to the shares delivered in payment of the exercise price. For federal income tax purposes, these newly acquired shares will have the same basis and capital gain holding period as the delivered shares.

Any additional shares received upon exercise of nonqualified stock options will, in general, have to be reported as ordinary income for the year of exercise in an amount equal to the fair market value on the exercise date. These additional shares will have a tax basis equal to such fair market value and a capital gain holding period measured (in general) from the exercise date.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Restricted Stock and Restricted Stock Units.

Generally, the holder of restricted stock will recognize ordinary compensation income at the time the stock becomes vested. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the holder in exchange for stock.

In the case of restricted stock units, the holder will recognize ordinary compensation income at the time the stock is received equal to the excess of value of the stock on the date of receipt over any amount paid by the holder in exchange for stock. If the holder of a restricted stock unit receives the cash equivalent of the stock issuable under the restricted stock unit in lieu of actually receiving the stock, the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received. In the case of both restricted stock and restricted stock units, the income recognized by the holder will generally be subject to U.S. income tax withholding and employment taxes. Depending on their terms, certain types of restricted stock units may be subject to the application of Section 409A of the Code, discussed above. The Company does not intend to issue restricted stock units having features that could render them subject to the application of Section 409A of the Code until the new rules are revised or clarified.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of restricted stock or a restricted stock unit, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights.

The Company may grant either stand-alone SARs or tandem SARs under the 2006 Plan. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted.

With respect to stand-alone SARs, if the holder receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the holder receives the appreciation inherent in the stand-alone SARs in stock, the holder will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the holder for the stock.

With respect to tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the holder will be the same as discussed above relating to stand-alone SARs. If the holder elects to exercise the underlying the option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the holder will recognize ordinary income for U.S. federal income tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

The income recognized by the holder of a stand-alone SAR or tandem SAR will generally be subject to U.S. income tax withholding and employment taxes.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of stand-alone SARs or tandem SARs. However, upon the exercise of either a stand-alone SAR or a tandem SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals and Recommendations for Director Nominees for the 2007 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2007 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than January 8, 2007. Such proposals must be submitted in writing. The Company will comply with SEC rules with respect to any proposal that meets its requirements.

A shareholder, or group of shareholders, that beneficially owned more than 5% of the Company’s common stock for at least one year as of January 8, 2007 may recommend a nominee to the Nominating Committee of our Board of Directors. Any such written recommendation must be received by the Company no later than January 8, 2007, identify the candidate and the shareholder or shareholder group that has made the recommendation, and state that the shareholder or shareholder group has held the common stock for at least one year.

Shareholder proposals and recommendations for director nominees should be sent to Idaho General Mines, Inc. Board of Directors, c/o Corporate Secretary, 10 N. Post Street, Suite 610, Spokane, WA 99201.

Annual Report

The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, as amended, is being mailed to all shareholders with this proxy statement. Our Annual Report is part of the proxy solicitation materials for the Annual Meeting. Any shareholder that does not receive a copy of our Annual Report may obtain one by writing to the Corporate Secretary at the address above. The Company’s Form 10-KSB may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this proxy statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, if other business is properly brought before the Annual Meeting, the proxies will be voted on those matters at the discretion of the proxy holders.

By Order of the Board of Directors,

/s/ Robert L. Russell

Robert L. Russell, President and Chairman
Spokane, Washington
November 8, 2006

Appendix A
IDAHO GENERAL MINES INC.
AUDIT AND FINANCE COMMITTEE CHARTER

Adopted by the Company’s Board of Directors on October 28, 2004

OVERALL PURPOSE / OBJECTIVES

There shall be a Committee of the Board of Directors (the “Board”) of Idaho General Mines Inc. (the “Corporation”), to be known as the Audit and Finance Committee (the “Committee”) whose membership, authority and responsibilities shall be as set out in this amended and restated audit Committee charter. The committee will provide independent review and oversight of the Corporation’s financial reporting process, the system of internal control and management of financial risks, and the audit process, including the selection, oversight and compensation of the Corporation’s external auditors. The Committee will also assist the Board in fulfilling its responsibilities in reviewing the Corporation’s process for monitoring compliance with laws and regulations and its own code of business conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of directors, management, and the external auditors and monitor the independence of those auditors. The Committee will also be responsible for reviewing the Corporation’s financial strategies, its financing plans and its use of the equity and debt markets.

To perform his or her role effectively, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation’s business, operations and risks.

AUTHORITY

The Board authorizes the Committee, within the scope of its responsibilities, to seek any information it requires from any employee and from external parties, to retain outside legal or professional counsel and other experts and to ensure the attendance of the Corporation’s officers at meetings as appropriate.

MEMBERSHIP

1. The Committee shall have at least three (3) members at all times, each of whom must be a member of the Board and must be independent as required by applicable law and applicable stock exchange listing rules (the “Listing Rules”). A member of the Committee shall be considered independent if:

(a) he or she, other than in his or her Capacity as a member of the Committee, Board or any other committee of the Board, does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation. The indirect acceptance of a consulting, advisory or other compensatory fee shall include acceptance of the fee by a spouse, minor child or stepchild, or child or stepchild sharing a home with the Committee member, or by an entity in which such member is a partner, member or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Corporation;

(b) is not currently employed, and has not been employed in the past three years, by the Corporation or any of its affiliates;

(c) is not an “affiliated person” of the Corporation or any of its subsidiaries as defined by rules of the Securities and Exchange Commission (the “SEC”), including rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable stock exchange listing rules (the “Listing Rules”); and

(d) he or she meets all other requirements for independence imposed by law and the Listing Rules from time to time and any requirements imposed by any Canadian body having jurisdiction over the Corporation.

2. All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements from the time of their respective appointments to the Committee. In addition, members may be required to participate in continuing education if required by applicable law or the Listing Rules.

3. At least one member of the Committee shall be a “financial expert” as defined by Item 401(h) of Regulation S-K, unless otherwise determined by the Board, and at least one member shall meet the financial sophistication standards under the Listing Rules.

4. Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

MEETINGS

1. The Committee shall meet as frequently as required, but no less than four times annually and at least quarterly. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting and shall preside over meetings of the Committee. In the absence of the chairperson, the Committee shall select a chairperson for that meeting. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members present at a meeting where a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent of its members. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

2. The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of any internal audit function and other matters related to the Committee’s functions and responsibilities.

3. The Committee shall at least annually meet separately with each of the Corporation’s management, the Corporation’s chief financial officer and the Corporation’s outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

ROLES AND RESPONSIBILITIES

1. The Committee’s principal responsibility is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the Corporation’s outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the outside auditors’ work.

2. The designation or identification of a member of the Committee as an “audit committee financial expert” does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification; and (ii) the designation or identification of a member of the Committee as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Committee or Board of Directors.

3. The Committee’s specific responsibilities and powers are as set forth below.

General Duties and Responsibilities

•
Periodically review with management and the outside auditors the applicable law and the Listing Rules relating to the qualifications, activities, responsibilities and duties of audit committees and compliance therewith, and also take, or recommend that the Board take, appropriate action to comply with such law and rules.

•	Review and evaluate, at least annually, the adequacy of this charter and make recommendations for changes to the Board.

•
Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•
Retain, at the Corporation’s expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

•	Prepare annual reports of the Committee for inclusion in the proxy statements for the Corporation’s annual meetings.

•	Investigate any matter brought to its attention related to financial, accounting and audit matters and have full access to all books, records, facilities and personnel of the Corporation.

•	Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by the Corporation’s articles or bylaws or required bylaw or Listing Rules.

Auditor Independence

•
Be directly responsible for the appointment, compensation, retention, termination, and oversight, subject to the requirements of Canadian law, of the work of any outside auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

•	Be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act.

•
Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. The Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by law or the Listing Rules.

•	Obtain from the outside auditors assurance that they have complied with Section 10A, as amended, of the Exchange Act and the rules promulgated thereunder.

•
Review with the outside auditors, at least annually, the auditors` internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

Internal Control

•
Review annually the adequacy and quality of the Corporation’s financial and accounting staffing, the need for and scope of internal audit reviews, and the plan, budget and the designations of responsibilities for any internal audit.

•	Review the performance and material findings of internal audit reviews.

•
Review annually with the outside auditors any significant matters regarding the Corporation’s internal controls and procedures over financial reporting that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditors have been implemented by management.

•
Review major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of monitoring, controlling and reporting such exposures.

•	Review and evaluate at least annually the Corporation’s policies and procedures for maintaining and investing cash funds and for hedging (metals, foreign currency, etc.)

•
Review annually management’s report on internal controls and the auditor’s attestation regarding management’s assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

•
Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

Annual and Interim Financial Statements

•
Review, evaluate and discuss with the outside auditors and management the Corporation’s audited annual financial statements and other information that is to be included in the Corporation’s annual report on Form 10-K, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the results of the outside auditors’ audit of the Corporation’s annual financial statement, including the accompanying footnotes and the outside auditors’ opinion, and determine whether to recommend to the Board that the financial statements be included in the Corporation’s annual report on Form 10-K for filing with the SEC.

•	Review, evaluate and discuss the nature and extent of any significant changes in Canadian and U.S. accounting principles or the application of accounting principles.

•
Require the outside auditors to review the Corporation’s interim financial statements, and review and discuss with the outside auditors and management the Corporation’s interim financial statements and other information to be included in the Corporation’s quarterly reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to filing such reports with the SEC.

•
Review and discuss with the Corporation’s management and outside auditors significant accounting and reporting principles, practices and procedures applied in preparing the financial statements and any major changes to the Corporation’s accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors.

•	Review and discuss all critical accounting policies identified to the Committee by management and the outside auditors.

•
Review significant accounting and reporting issues, including recent regulatory announcements and rule changes and Canadian and U.S. GAAP matters identified to the Committee by management and the Corporation’s outside auditors, and understand their impact on the financial statements.

•
Discuss alternative treatments of financial information under generally accepted accounting principles, the ramifications of each treatment and the method preferred by the Corporation’s outside auditors.

•
Review the results of any material difficulties, differences or disputes with management encountered by the outside auditors during the course of the audit or reviews and be responsible for overseeing the resolution of such difficulties, differences and disputes.

•	Review the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit.

•
Receive from the outside auditors, review and discuss formal written statement delineating all relationships between the outside auditors and the Corporation, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

•
Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

Related Party Transactions

•
Review any transaction involving the Corporation and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

Earnings Press Releases

•
Review and discuss with management and the outside auditors prior to release all earnings press releases of the Corporation, as well as financial information and earnings guidance, if any, provided by the Corporation to analysts and rating agencies.

Compliance with Law And Regulations

•
Meet at least annually with management to review compliance with laws and regulations (including insider reporting) in all operating jurisdictions, the effectiveness of the Corporation’s systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting regularities.

•	Periodically obtain updates from management regarding compliance matters.

Compliance with Corporate Business Conduct or Ethics Policies

•
Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for the Corporation established by the Board.

•	Review at least annually the Corporation’s Business Conduct Policy and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act

•	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Corporation’s ethics and conduct codes.

Appendix B
IDAHO GENERAL MINES INC.

NOMINATING COMMITTEE CHARTER

Adopted by the Company’s Board of Directors on October 28, 2004

Purpose

The Nominating Committee is appointed by the Board (1) to identify individuals qualified to become Board members, (2) to recommend to the Board proposed nominees for Board membership, and (3) to recommend to the Board directors to serve on each standing committee.

Committee Membership

The Committee shall consist of no fewer than three members. Each member of the Committee shall meet the independence requirements of U.S. securities laws and the American Stock Exchange. The members and chair of the Committee shall be appointed and removed by the Board.

The Committee shall meet at least twice each year. Additional meetings may occur as the Committee or its chair deems advisable. The Nominating Committee is governed by the rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with: (a) any provision of this Charter; (b) any provision of the Articles and Bylaws of the Corporation; (c) the Business Corporations Act; or (d) other applicable laws.

The Committee shall keep adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.

Committee Authority and Responsibilities

1. The Committee shall seek individuals qualified to become board members, including evaluating persons suggested by share owners or others. The Committee shall determine each proposed nominee’s qualifications for service on the Board and conduct appropriate inquiries into the backgrounds and qualifications of possible nominees. Each nominee should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to the Company. The Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience. Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for Board membership. The Committee shall consider issues involving possible conflicts of interest of directors or potential directors.

2. The Committee shall recommend to the Board the director nominees for the next annual meeting of shareholders. The Committee shall evaluate the performance of each director before recommending to the Board his or her nomination for an additional term as director.

3. The Committee shall evaluate and recommend to the Board when new members should be added to the Board. When a vacancy occurs on the Board by reason of disqualification, resignation, retirement,

B-1

death or an increase in the size of the Board, the Committee shall recommend a replacement member to the Board.

4. The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

5. The Committee shall annually review the composition of each Board committee and present recommendations for committee memberships to the Board as needed.

6. The Committee may form and delegate authority to subcommittees when appropriate.

7. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

8. The Committee shall annually review its own performance.

B-2

Appendix C
Idaho General Mines, Inc.

2006 Equity Incentive Plan

1.     Purposes.

(a) General Purpose. The Company, by means of the Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and, if applicable, any of the Company’s parents and subsidiaries.

(b) Available Stock Awards. The purpose of the Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock grants, (iv) Restricted Stock Unit grants and (v) Stock Appreciation Rights.

2.     Definitions.

“Affiliate” means any Parent or Subsidiary of the Company, whether now or hereafter existing.

“Board” means the Board of Directors of the Company.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its primary purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(c) of the Plan.

“Common Stock” means the common stock of the Company.

“Company” means Idaho General Mines, Inc., an Idaho corporation.

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

“Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. With respect to Directors or Consultants, Continuous Service means service with the Company, or a Parent or Subsidiary of the Company, whether as a

Director or Consultant, that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

“Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code and the regulations promulgated thereunder.

“Director” means a member of the Board of Directors of the Company.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

“Eligible Recipient” means any Employee, Director or Consultant of the Company or any Employee, Director or Consultant of a Parent or Subsidiary of the Company.

“Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sale was reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board (or the Committee if applicable) deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board (or the Committee if applicable) using a reasonable valuation method.

“FAS 123” shall mean Statement of Financial Accounting Standard 123, “Accounting for Stock-based Compensation,” as promulgated by the Financial Accounting Standards Board.

“Former Plan” shall mean the Idaho General Mines, Inc. 2003 Stock Plan.

“Former Plan Shares” has the meaning set forth in Section 4(b) of the Plan.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Independent Director” means an independent director as defined in Section 121 of the American Stock Exchange Company Guide, or any successor rule, as in effect from time to time.

“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to Section 6 of the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Performance Criteria” shall have the meaning set forth in Section 7(b)(iii) of the Plan.

“Plan” means this 2006 Equity Incentive Plan, as amended from time to time.

“Regulation S-K” means Regulation S-K promulgated pursuant to the Securities Act, as in effect from time to time.

“Re-Load Option” has the meaning set forth in Section 6(m) of the Plan.

“Repurchase Blackout Period” means six months from the date the Common Stock relating to a Stock Award is issued to the Participant or, in the case of a Stock Award with vesting restrictions, six months from the vesting date or, in any case, such longer or shorter period of time as required to avoid a variable charge to earnings for financial accounting purposes.

“Restricted Stock” shall mean a grant of shares of Common Stock pursuant to Section 7(b) of the Plan.

“Restricted Stock Units” shall mean a grant of the right to receive shares of Common Stock in the future or their cash equivalent (or both) pursuant to Section 7(b) of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stand-Alone Stock Appreciation Right” has the meaning set forth in Section 7(c) of the Plan.

“Stock Appreciation Right” means the right to receive appreciation in the Common Stock pursuant to the provisions of Section 7(c) of the Plan.

“Stock Award” means any right granted under the Plan, including an Option, a stock bonus, a Stock Appreciation Right, a Restricted Stock grant and a Restricted Stock Unit grant.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Subsidiary” means (1) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of any other Stock Award, in addition to a subsidiary corporation as defined in clause (1), (A) a limited liability company, partnership or other entity in which the Company controls 50% or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies, whether through the Company’s ownership of voting securities, by contract or otherwise; provided that no entity shall be a “subsidiary” if such entity would not constitute, together with the Company, a “service provider” pursuant to applicable guidance under Section 409A of the Code.

“Tandem Stock Appreciation Right” has the meaning set forth in Section 7(c) of the Plan.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) Powers of Board. The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 13.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee of two or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director. If administration is delegated to such a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, only a Committee may grant Stock Awards to (i) senior executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) the chief executive officer or any other executive officer. The Board may abolish the Committee, or any subcommittee, at any time and revest in the Board the administration of the Plan. Any awards under the Plan that are intended to fit within the performance-based awards exception to Section 162(m) must be granted by the Committee, which must consist of at least two or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     Shares Subject to the Plan.

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 3,500,000 shares of Common Stock plus the number of Former Plan Shares. The number of shares of Common Stock that may be issued pursuant to Incentive Stock Options shall be limited to the above maximum number of shares issuable under the Plan.

(b) Reversion of Shares and Availability of Shares to the Share Reserve. If any Stock Award granted under the Plan or under the Former Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award granted under the Plan or under the Former Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the shares of Common Stock not acquired under such Stock Award (the “Former Plan Shares”), shall become available for issuance under the Plan. Former Plan Shares shall include reserved shares of Common Stock that are not subject to a grant under the Former Plan. The number of shares of Common Stock underlying a Stock Award not issued as a result of any of the following actions shall again be available for issuance under the Plan: (i) a payout of a Stand-Alone Stock Appreciation Right, or a performance-based award of Restricted Stock or Restricted Stock Units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem Stock Appreciation Right upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem Stock Appreciation Right) of any Stock Award; or (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Eligible Recipients.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c) Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(d) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Board, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which

Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of shares reserved for the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is made, that it deems advisable to obtain approval or comply with any applicable foreign laws.

6.     Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten years from the date it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of Nonstatutory Stock Options shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock, (B) according to a deferred payment or other similar arrangement with the Optionholder, (C) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (D) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder’s Continuous Service (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i) Extension of Termination Date. Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a), or (ii) the expiration of a period of thirty days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (A) the date 18 months following the date of death (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. The early purchase of any unvested shares of Common Stock will be pursuant to an early exercise provision in the Option Agreement which may provide for a repurchase option in favor of the Company and other restrictions the Board determines to be appropriate. Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 11(h) herein.

(m) Substitution of Stock Appreciation Rights for Options. If the Company is required to or elects to expense the cost of Options pursuant to FAS 123 (or a successor or other standard), the Board shall have the sole discretion to substitute without receiving Participants’ permission, Stock Appreciation Rights paid only in stock for outstanding Options; provided, the terms of the substituted Stock Appreciation Rights are substantially the same as the terms of the Options, the number of shares underlying the number of Stock Appreciation Rights equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying shares of Common Stock and the grant price of the Stock Appreciation Rights is equivalent to the difference between the Fair Market Value of the underlying shares of Common Stock and the exercise price of the Options.

(n) Re-Load Options.

(i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option Agreement, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
(ii) Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option, (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option, and (iii) have an exercise price which is equal to 100% of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the $100,000 annual limitation on the exercisability of Incentive Stock Options described in Section 11(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 4(a) and shall be subject to such other terms and conditions as the Board may determine that are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.     Provisions of Stock Awards other than Options.

(a) Restricted Stock and Restricted Stock Units.

(i) Designation. Restricted Stock or Restricted Stock Units may be granted under the Plan. After the Board determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Common Stock that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of a Stock Award Agreement or as otherwise directed by the Board. The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Board.

(ii) Restrictions. Subject to Section 8(b)(iii), the Board may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others. If the Board established performance goals, the Board shall determine whether a Participant has satisfied the performance goals.

(iii) Performance Criteria. Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Board and specified at the time such Restricted Stock and Restricted Stock Units are granted. For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Board and as such list to be amended or supplemented from time to time by the Plan Administrator): (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total shareholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) market price; (18) brand recognition; (19) customer satisfaction; (20) operating efficiency; or (21) productivity. Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

(iv) Transferability. Restricted Stock and Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

(v) Vesting. Unless the Board determines otherwise, the Stock Award Agreement shall provide for the forfeiture of the non-vested shares of Common Stock underlying Restricted Stock or the termination of unvested Restricted Stock Units upon termination of a Participant’s Continuous Service. To the extent that the Participant purchased the shares of Common Stock granted under any such Restricted Stock award and any such shares of Common Stock remain non-vested at the time of termination of a Participant’s Continuous Service, the termination of Participant’s Continuous Service shall cause an immediate sale of such non-vested shares of Common Stock to the Company at the original price per share of Common Stock paid by the Participant.

(b) Stock Appreciation Rights. Grants of Stock Appreciation Rights shall be pursuant to a Stock Award Agreement, which shall be in such form and shall contain such terms and conditions, as the Board shall deem appropriate. The Board may grant Stock Appreciation Rights in connection with all or any part of an Option (“Tandem Stock Appreciation Rights”) to a Participant or in a stand-alone grant (“Stand-Alone Stock Appreciation Rights”). The terms and conditions of a Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of each of the following provisions:

(i) Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Board at the time of grant of the Stock Appreciation Right (which amount shall not be less than the Fair Market Value of such shares of common stock at the time of grant of the Stock Appreciation Rights).

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such Stock Appreciation Right.

(iv) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v) Termination of Continuous Service. If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

(vi) Transferability. Stock Appreciation Rights shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

(vii) Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Tandem Stock Appreciation Right shall expire no later than the date on which the related Option expires.

8.     Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.          Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.

11.   Miscellaneous.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Maximum Award Amounts. In no event shall a Participant receive a Stock Award or Stock Awards during any one calendar year covering in the aggregate more than 1,000,000 shares of Common Stock.

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(h) Repurchase Provisions. The Company shall exercise any repurchase option specified in the Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of purchase money indebtedness for the Common Stock. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.

(i) Plan Unfunded. The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

12.     Adjustments upon Changes in Stock.

(a) Capitalization Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares of the Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Common Stock that may be delivered under the Plan and/or the number, class, and price of Common Stock covered by each outstanding Stock Award; provided however that no such adjustment shall be made to any Stock Award to the extent that it would, in the view of the Company, cause such Stock Award to be subject to Section 409A of the Code. The Board shall provide holders of Restricted Stock Units a dividend equivalent right, pursuant to a separate arrangement between the Company and any such holder, in the form of additional shares of Common Stock or units, with respect to the unvested shares of Common Stock or unvested units the Participant shall be entitled to receive or purchase.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 12(c)) for those outstanding under the Plan, or (2) in the event any surviving corporation does not assume or continue such Stock Awards, or to substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the time during which such Stock Awards may be exercised automatically will be accelerated and become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

(d) No Limitations. The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.    Amendment of the Plan and Stock Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the applicable requirements of Section 422 or 162(m) of the Code and the Treasury Regulations thereunder, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) hereof shall not be deemed to be an amendment to the Plan ; provided that any such adjustment that would increase the number of shares of Common Stock that may be issued pursuant to Incentive Stock Options (other than an increase merely reflecting a change in the number of outstanding shares, such as a stock dividend or stock split), shall constitute an amendment to the Plan requiring shareholder approval.

(b) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(c) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.    Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is later. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.    Choice of Law.

The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY IDAHO GENERAL MINES, INC.
	For	With- hold	For All Except
The undersigned hereby appoints Robert L. Russell, Henry A. Miller and Robert L. Dumont, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Idaho General Mines, Inc. held on record by the undersigned on November 1, 2006 at the 2006 Annual Meeting of Shareholders to be held on December 13, 2006, or any adjournment thereof.

1.  Election of directors (except as marked to the contrary below):

Robert L. Russell
John B. Benjamin
Gene W. Pierson
Norman A. Radford
R. David Russell
Richard F. Nanna
R. Llee Chapman
Roy A. Pickren, Jr.
Ricardo M. Campoy
	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual -nominee, mark “For All Except” and write that nominee’s name in the space provided below.
	For	Against	Abstain
2. Approval of the Idaho General Mines, Inc. 2006 Equity Incentive Plan	☐	☐	☐

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below	Date
Stockholder sign above	Co-holder (if any) sign above)

^ Detach above card, sign, date and mail in postage paid envelope provided. ^
IDAHO GENERAL MINES, INC.
10 North Post Street, Suite 610
Spokane, Washington 99201

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.